united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

FormulaFolios US Equity Portfolio
Annual Report
December 31, 2016

1-855-907-3233
www.formulafolios.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a unique approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower portfolio turnover rather than using a high-frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios US Equity Portfolio Shareholder,

2016 was a perfect example of how unpredictable and unstable markets can be, and how devastating it can be to make knee-jerk decisions based on short-term news and market movements.

Though US equity markets finished markedly positive for the year, 2016 was filled with a large amount of volatility and uncertainty. The year began with safe-haven asset classes including gold and treasury bonds as the strongest performing asset classes while US equities experienced the worst start in market history. Oil prices continued to slide to under $30/bbl, a major difference from over $110/bbl in 2013.

However, the investment environment shifted significantly in the second half of the year as gold and treasury bonds fell out of favor while riskier assets such as stocks, high-yield bonds, and oil experienced strong gains to end the year.

Emotions and panic can cause investors to make poor decisions at the most inopportune times, which is why it is imperative to stay committed to a smart investment strategy over the long-run. To be successful as investors, we need to stay disciplined in strategies with a sound economic basis over many years.

The following pages of this annual report include information about your Portfolio, as well as a discussion regarding the global economic environment during the fiscal year ended December 31, 2016 and how recent prevailing economic factors affected Portfolio performance.

Please remember all securities markets fluctuate, as do Portfolio prices. Though it is impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Jason Wenk

Founder and Chief Investment Strategist FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of December 31, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or Portfolio.

Global Economic Year In Review

2016 was a unique year in the broad investment markets, turning into a tale of four distinct quarters.

The first quarter of 2016 started on an extremely negative note for global equities - US stock markets began the year with the worst start in recorded history. Midway through February the S&P 500* was down over 10%, the Russell 2000* was down over 16%, developed international stocks were down over 12%, and emerging market international stocks were down over 10%. Investors were panicking about the continued slowdown in China and plummeting oil prices as crude oil prices had fallen over 29% by mid-February. As investor anxiety increased, money shifted from risky asset classes to safe-haven asset classes. Gold was up over 17% and 10-year treasury bonds were up over 5% during this period. Though the severity of the downward pressure for risky asset classes appeared to be strongly sentiment based, it seemed it could be a negative year for global equity markets. However, by the end of Q1 global equity indices had recovered most of, if not all of their losses as markets shifted to a slightly more positive note.

The volatility experienced in Q1 continued through Q2, though the highs and lows were not as severe. Global equity markets continued to fluctuate as the Federal Open Markets Committee revised future rate hike expectations downward, but seemed to be trending slightly higher until June 23 when the UK voted to leave the European Union. Major global equity indices fell between 5-10% over the next two trading days following the vote, only to sharply rebound 5% or more over the last three days of the month. Markets finished generally positive (excluding developed international equities) for the second quarter of 2016 when all was said and done, but there was still much uncertainty surrounding the global economy. Though equities were able to pare most of the losses caused from Brexit by the end of the quarter, the added market uncertainty helped gold and treasury bonds continue to outperform other asset classes.

Many investors expected a continuation of the recent stock market volatility going into Q3, but investor sentiment shifted to a more relaxed state. Global equity markets began the quarter strong as markets continued to rally following the Brexit decision, but between early July and early September the S&P 500 experienced the narrowest trading range in history, dating back to 1928. During this two-month time period, there was a 59-day streak in which the S&P 500 had no daily moves of 1% or more. As equities were positive for the quarter, safe-haven assets experienced some slight losses as investors shook-off the Brexit jitters, but remained largely positive for the year. The summer months were mostly uneventful.

All major asset classes began Q4 on a negative note as investors turned attention toward the presidential election. However, markets shifted again immediately following Trump’s victory as US stocks soared to record highs and safe-haven asset classes were left behind. The 10-year Treasury bond rate spiked from 1.88% prior to the election to 2.37% by the end of November. On December 14 the Federal Open Market Committee (FOMC) announced it would increase interest rates by 0.25%, raising the federal funds rate to a range of 0.50 - 0.75%. This was the first rate hike since December 2015 and only the second since the 2008 financial crisis.

By the end of 2016, US stocks were the strongest performers while international stocks and safe-haven asset classes such as treasury bonds and gold trailed behind. However, the final numbers do not tell the whole story of what happened to the markets in 2016. There were numerous times when bonds and gold were outperforming and it appeared that stocks were poised for a major correction. Though the S&P 500 finished with a total gain of 11.96%, the index was only up 3.88% for the year on November 6, showing that approximately 70% of returns were produced in less than the last two months of the year.

*	The S&P 500 is a market capitalization weighted equity index and seeks to act as a benchmark for large-cap US stocks. This index measures the performance of 500 large publicly traded US stocks. Stocks within the S&P 500 index are reconstituted on an as-needed basis.

The Russell 2000 is a market capitalization weighted equity index and seeks to act as a benchmark for the small and mid-cap US stock market. This index measures the performance of 2,000 publicly traded US stocks within the small and mid-cap stock universe. Stocks within the Russell 2000 index are reconstituted once a year, at which time the underlying companies are re-ranked based on their market capitalizations for that year.

Portfolio Performance Summary

For the fiscal year ended December 31, 2016, the FormulaFolios US Equity Portfolio underperformed the primary benchmark on a total return basis. However, the Portfolio performed similarly to the benchmark on a risk adjusted basis.

The Portfolio had a cumulative total return of +3.14% for the 12 months ended December 31, 2016. In comparison, the Fund’s benchmark, the Russell 3000*, which is a broad measure of total US stock market performance, posted a +12.74% cumulative total return. A major discrepancy is the Portfolio did not hold any stocks until July 13, so the cumulative returns of the Portfolio represent a partial year. From July 13 through the end of 2016 the Portfolio had a cumulative total return of +3.14% compared to +5.84% for the Russell 3000.

Though the Russell 3000 Total Return Index experienced a higher level of cumulative total return, the Portfolio experienced a lower level of volatility. The estimated daily standard deviation of the Portfolio based on returns from July 13 through the end of 2016 was 0.40% compared to a daily standard deviation of 0.59% for the Russell 3000.

When looking only at downside risk, the risk associated solely with losses, the Portfolio outperformed the benchmark. The estimated daily downside deviation of the Portfolio based on returns from July 13 through the end of 2016 was 0.29% compared to a downside deviation of 0.43% for the Russell 3000.

Based on the prevailing market conditions throughout 2016, the Portfolio was able to minimize total risk and downside risk while providing similar amount of risk adjusted return compared to the benchmark.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

*	The Russell 3000 is a market capitalization weighted equity index and seeks to act as a benchmark for the entire US stock market. This index measures the performance of the 3,000 largest publicly traded US stocks. Stocks within the Russell 3000 index are reconstituted once a year, at which time the underlying companies are re-ranked based on their market capitalizations for that year.

Investment Strategy

At FormulaFolio Investments, we are committed to our distinct methods of asset management with the goal of achieving above-average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal. When selecting investments for the

Portfolio, our models utilize a proprietary three factor model to select up to 50 stocks from the Russell 3000 Total Return Index. The three factors are fundamental, technical, and macro-economic. These factors aim to ensure the Portfolio selects only the most fundamentally sounds companies, only selects companies with positive interest in the markets, and only invests assets when the broad US stock market appears to be favorable for investing.

The equity exposure level of the Portfolio was the largest contributor to Portfolio performance relative to the benchmark (outside of the partial year discrepancy), but individual stock selection played a role as well. TransMontaigne Partners and TE Connectivity were the largest individual contributors to the Portfolio performance while Target and Big 5 Sporting Goods were the biggest detractors, though no individual position affected performance in a significant manner.

The Portfolio does not have targeted industry exposure, but is mindful of industry weightings. The Portfolio will typically hold 40-50 individual US equities, though the number may vary. Due to the diversity in how markets are measured and how holdings are selected, the Portfolio has built in defensive measures that allow it to take defensive positions, including cash, to limit catastrophic losses and preserve capital during poor market conditions, while still seeking long-term participation in equity bull markets. For example, during adverse market, economic, political, or other prevailing conditions, the Portfolio may invest up to 100% of assets in cash or cash equivalent investments.

Maintaining the ability to seek defensive positions is consistent with the overarching philosophy of FormulaFolio Investments, though it may cause the Portfolio to temporarily deviate from the objective of holding 40-50 individual US equities. By taking defensive positions, volatility and drawdowns can be minimized while giving the Portfolio the potential to achieve desirable returns during favorable investment environments.

How Market Conditions Affected Portfolio

The Portfolio was underinvested relative to the objective of investing at least 80% of its net assets in equity securities during the first part of 2016 when the Portfolio started holding stocks. In the period starting July 13 through October, the Portfolio was approximately 50% - 70% invested. While investment percentages fluctuated through the year, the Portfolio remained below the 80% equity exposure goal until November, and ended the year with a 94% equity exposure.

Though many factors affected the Portfolio and resulted in an inconsistent allocation percentage relative to the stated objective during a large portion of the year, a few factors were most prominent.

Broad US Earnings Per Share (EPS) data showed negative growth for the first two quarters of 2016, and the end of Q2 earnings season marked the first time the S&P 500 had recorded five consecutive quarters of year-over-year earnings declines since Q3 2008 through Q3 2009. With constantly negative earnings reports and extremely volatile oil prices, market analysts continued to project negative earnings into the third quarter. Though equities experienced mostly positive performance after mid-February, US market sentiment held a somewhat negative tone for much of the first half of 2016.

Global macro-economic and political sentiment was also negative through a large portion of the year. Investors were panicking about the continued slowdown in China and plummeting oil prices in the first quarter of the year, leading to extreme market volatility. As these fears were eased, the UK voted to leave the European Union, adding more uncertainty to the markets. During election night on November 8, when it became apparent Trump would be the next US President, US stock futures were trading down 5% from the previous close as markets began to panic (though major US stock indices finished the following trading day positive). Italian Prime Minister Matteo Renzi resigned following the rejection of a referendum for constitutional reform, leading to further uncertainty in the Eurozone. Although major global equity markets finished 2016 positive, there were numerous macro-economic and political red-flags causing high levels of market volatility throughout the year.

Technicals for broad US equity markets were mixed for a large majority of the year. While some well known indicators such as moving average crossovers were positive during a larger portion of the year, other indicators such as the Relative Strength Index and the Moving Average Convergence Divergence were more neutral or negative for longer periods of time through 2016. The lack of consistency and confirmation among various technical indicators illustrates that the markets did not demonstrate a strong trend, either up or down, until the later portion of the year.

Due to the mixed / negative data in broad market earnings, analyst sentiment, political sentiment, and technical data, the Portfolio was more conservative than its stated objective through much of the year. This defensive posture helped reduce downside exposure and volatility in the earlier months of the year. As the markets and data became more consistently and apparently positive later in the year, the Portfolio began to increase exposure to individual US equities, though at a modest pace.

A Look Ahead for 2017

The portfolio is approximately 94% invested in US equities as of the end of 2016, in-line with the objective of the portfolio.

After the US presidential election, US equities rallied considerably as many investors expressed confidence in Trump’s expected policies. As stocks rallied, bonds and other asset classes experienced considerable downward pressure as interest rates increased and the dollar strengthened. This demonstrated a major shift in financial market sentiment compared to the earlier part of 2016.

This trend is expected to persist thorough 2017 as the US economy remains relatively healthy and interest rates seem poised to continue rising in the near-term. The Fed projects three more rate increases in 2017, which is consistent with the view of a modestly expanding economy and higher inflation rates.

The markets are always unknown and conditions can change without notice, but with the current underlying conditions equities have the potential for further gains over the next year while bonds have higher downside risk than normal.

Thank you for your continued investment in the FormulaFolios US Equity Portfolio. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Portfolio. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6139-NLD-1/23/2017

FORMULAFOLIOS US EQUITY PORTFOLIO

PORTFOLIO REVIEW (Unaudited)

December 31, 2016

The Portfolio’s performance figures* for the period ended December 31, 2016, as compared to its benchmarks:

Since
Commencement (1)
FormulaFolios US Equity Portfolio	3.14%
S&P 500 Total Return Index (2)	5.06%
Russell 3000 Total Return Index (3)	5.84%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. The total operating expenses as stated in the fee table to the Portfolio’s most recent prospectus are 2.24%. For performance information current to the most recent month-end, please call 1-855-907-3233.

(1)	Commencement of investment operations was July 13, 2016.

(2)	The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Portfolio’s returns, the indexes do not reflect any fees or expenses.

(3)	The Russell 3000 Total Return Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization. Investors may not invest directly; unlike the Portfolio’s returns, the indexes do not reflect any fees or expenses.

Holdings By Industry Sector	% of Net Assets
Electric	14.8%
Insurance	8.3%
Agriculture	7.3%
Food	5.9%
Retail	5.0%
Semiconductors	4.2%
Electronics	4.2%
Gas	3.5%
Household Products/Wares	2.7%
Biotechnology	2.2%
Other Assets in Excess of Liabilities/Short-Term Investments	41.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

FORMULAFOLIOS US EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Fair Value
	COMMON STOCK - 72.6%
	AEROSPACE/DEFENSE - 1.6%
75	Lockheed Martin Corp.	$18,745

	AGRICULTURE - 7.3%
287	Altria Group, Inc.	19,407
702	Archer-Daniels-Midland Co.	32,046
472	Bunge Ltd.	34,097
		85,550
	BIOTECHNOLOGY - 2.2%
341	Charles River Laboratories International, Inc. *	25,981

	CHEMICALS - 0.0%
4	AdvanSix, Inc. *	88

	COMMERCIAL SERVICES - 2.2%
288	ManpowerGroup, Inc.	25,595

	DISTRIBUTION/WHOLESALE - 1.5%
557	LKQ Corp. *	17,072

	DIVERSIFIED FINANCIAL SERVICES - 1.8%
582	Synchrony Financial	21,109

	ELECTRIC - 14.8%
3,651	AES Corp.	42,425
302	Ameren Corp.	15,843
194	DTE Energy Co.	19,111
936	FirstEnergy Corp.	28,988
1,562	Great Plains Energy, Inc.	42,721
679	PPL Corp.	23,120
		172,208
	ELECTRONICS - 4.2%
233	Allegion PLC	14,912
400	Brady Corp.	15,020
270	TE Connectivity Ltd.	18,706
		48,638
	FOOD - 5.9%
281	Ingredion, Inc.	35,114
551	Tyson Foods, Inc.	33,986
		69,100
	GAS - 3.5%
201	Sempra Energy	20,229
395	Vectren Corp.	20,599
		40,828
	HOUSEHOLD PRODUCTS/WARES - 2.7%
146	Clorox Co.	17,523
123	Kimberly-Clark Corp.	14,037
		31,560
	INSURANCE - 8.3%
1,385	Donegal Group, Inc.	24,210
338	Hartford Financial Services Group, Inc.	16,106
285	Lincoln National Corp.	18,887
320	Principal Financial Group, Inc.	18,515
423	Unum Group	18,582
		96,300
	MACHINERY-DIVERSIFIED - 1.6%
316	Applied Industrial Technologies, Inc.	18,770

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Fair Value
	COMMON STOCK - 72.6% (Continued)
	MISCELLANEOUS MANUFACTURING - 1.5%
373	Textron, Inc.	$18,113

	OFFICE FURNISHINGS - 1.5%
990	Steelcase, Inc.	17,721

	PHARMACEUTICALS - 1.4%
275	Merck & Co, Inc.	16,189

	RETAIL - 5.0%
314	Foot Locker, Inc.	22,259
188	Target Corp.	13,579
327	Wal-Mart Stores, Inc.	22,602
		58,440
	SEMICONDUCTORS - 4.2%
512	Applied Materials, Inc.	16,522
409	KLA-Tencor Corp.	32,180
		48,702
	TELECOMMUNICATIONS - 1.4%
569	Juniper Networks, Inc.	16,080

	TOTAL COMMON STOCK (Cost - $840,740)	846,789

	LIMITED PARTNERSHIPS - 3.3%
	ENTERTAINMENT - 1.5%
282	Cedar Fair LP	18,105

	PIPELINES - 1.8%
479	TransMontaigne Partners LP	21,205

	TOTAL LIMITED PARTNERSHIPS (Cost - $35,670)	39,310

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.0%
105	Public Storage	23,467
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost - $23,170)

	SHORT-TERM INVESTMENTS - 22.1%
	MONEY MARKET FUND - 22.1%
257,542	Fidelity Government Institutional Money Market Fund Institutional Class, 0.39%**	257,542
	TOTAL SHORT-TERM INVESTMENTS (Cost - $257,542)

	TOTAL INVESTMENTS - 100.0% (Cost - $1,157,122) (a)	$1,167,108
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(278)
	NET ASSETS - 100.0%	$1,166,830

LP - Limited Partnership

PLC - Public Limited Company

*	Non-Income producing security

**	Interest rate reflects seven-day effective yield on December 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,158,488 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$28,733
Unrealized depreciation	(20,113)
Net unrealized appreciation	$8,620

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016

ASSETS
Investment securities:
At cost	$1,157,122
At value	$1,167,108
Receivable due from advisor	21,703
Dividends and interest receivable	1,790
TOTAL ASSETS	1,190,601

LIABILITIES
Payable for fund shares repurchased	14
Payable to related parties	5,973
Distribution (12b-1) fees payable	399
Accrued expenses and other liabilities	17,385
TOTAL LIABILITIES	23,771
NET ASSETS	$1,166,830

NET ASSETS CONSIST OF:
Paid in capital	$1,132,702
Undistributed net investment income	1,335
Accumulated net realized gain from security transactions	22,807
Net unrealized appreciation (depreciation) of investments	9,986
NET ASSETS	$1,166,830

NET ASSET VALUE PER SHARE:
Net Assets	$1,166,830
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	113,300
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.30

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016 *

INVESTMENT INCOME
Dividends (net of withholding taxes of $7)	$10,603
Interest	462
TOTAL INVESTMENT INCOME	11,065

EXPENSES
Investment advisory fees	5,501
Distribution (12b-1) fees	5,501
Audit fees	15,000
Printing and postage expenses	7,155
Administrative services fees	6,547
Trustees fees and expenses	6,231
Custodian fees	4,387
Compliance fees	3,417
Legal fees	2,165
Other expenses	11
TOTAL EXPENSES	55,915

Less: Fees waived/reimbursed by the Adviser	(43,537)

NET EXPENSES	12,378

NET INVESTMENT LOSS	(1,313)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	27,095
Net change in unrealized appreciation (depreciation) of investments	9,986
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	37,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,768

*	The Formula Folios US Equity Portfolio commenced investment operations on July 13, 2016.

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year*** Ended	Period** Ended
	December 31, 2016	December 31, 2015
FROM OPERATIONS:
Net investment loss	$(1,313)	$—
Net realized gain from security transactions	27,095	—
Net change in unrealized appreciation (depreciation) of investments	9,986	—
Net increase in net assets resulting from operations	35,768	—

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(1,640)	—
Net decrease in net assets resulting from distributions to shareholders	(1,640)	—

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	1,179,854	1,000
Reinvestment of distributions	1,640	—
Payments for shares redeemed	(49,792)	—
Net increase in net assets resulting from shares of beneficial interest	1,131,702	1,000

TOTAL INCREASE IN NET ASSETS	1,165,830	1,000

NET ASSETS
Beginning of Period	1,000	—
End of Period*	$1,166,830	$1,000
* Includes accumulated net investment income of:	$1,335	$—

SHARE ACTIVITY
Shares Sold	117,867	100
Shares Reinvested	158	—
Shares Redeemed	(4,825)	—
Net increase in shares of beneficial interest outstanding	113,200	100

**	The FormulaFolios US Equity Portfolio’s inception date was November 19, 2015.

***	The FormulaFolios US Equity Portfolio commenced investment operations on July 13, 2016.

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	For the		For the
	Period/Year Ended		Period Ended
	December 31, 2016 (2)		December 31, 2015 (1)

Net asset value, beginning of period	$10.00		$10.00
Income from investment operations:
Net investment loss (3)	(0.02)		—
Net realized and unrealized gain on investments	0.33		—
Total from investment operations	0.31		—
Less distributions from:
Net realized gains	(0.01)		—
Total distributions	(0.01)		—
Net asset value, end of period	$10.30		$10.00
Total return (4)	3.14	% (9)	0.00	% (9)
Net assets, at end of period (000s)	$1,167		$1
Ratio of gross expenses to average net assets (5,6)	10.15	% (8)	0.00	% (8)
Ratio of net expenses to average net assets (6)	2.25	% (8)	0.00	% (8)
Ratio of net investment loss to average net assets (7)	(0.24	)% (8)	0.00	% (8)
Portfolio Turnover Rate	310	% (9)	0	% (9)

(1)	The FormulaFolios US Equity Portfolio’s inception date was November 19, 2015.

(2)	The FormulaFolios US Equity Portfolio commenced investment operations on July 13, 2016.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Does not include the expenses of other investment companies in which the Portfolio invests.

(7)	Recognition of investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

(8)	Annualized.

(9)	Not annualized.

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1.	ORGANIZATION

The FormulaFolios US Equity Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The Portfolio currently offers one class of shares: Class 1 shares which are offered at net asset value. The Portfolio’s investment objective is to seek to achieve long-term capital appreciation. The Portfolio’s inception date was November 19, 2015. The Portfolio commenced investment operations on July 13, 2016.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Portfolio may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures

FORMULAFOLIOS US EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for the Portfolio’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$846,789	$—	$—	$846,789
Limited Partnerships	39,310	—	—	39,310
Real Estate Investment Trusts (REITs)	23,467			23,467
Short-Term Investments	257,542	—	—	257,542
Total	$1,167,108	$—	$—	$1,167,108

The Portfolio did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Portfolio’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

FORMULAFOLIOS US EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio. Temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Tax – The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolio identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $3,067,403 and $2,194,917, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

The business activities of the Portfolio are overseen by the Board, which is responsible for the overall management of the Portfolio. FormulaFolio Investments LLC serves as the Portfolio’s investment adviser (the “Adviser”).

Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Portfolio, the Adviser, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolio pays the Adviser an investment advisory fee, computed and accrued

FORMULAFOLIOS US EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. For the year ended December 31, 2016, the Portfolio incurred $5,501 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Portfolio for other expenses to the extent necessary so that the total expenses incurred by the Portfolio (excluding front-end or contingent deferred loads, taxes, borrowing costs, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Portfolio may invest or extraordinary expenses such as litigation) do not exceed 2.25% per annum of the Portfolio’s average daily net assets for Class 1 shares.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than 2.25% of average daily net assets attributable to Class 1 shares, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed 2.25% of average daily net assets of the Class 1 shares. If Portfolio operating expenses attributable to Class 1 shares subsequently exceed 2.25%, per annum of the average daily net assets, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended December 31, 2016, the Adviser waived and reimbursed fees in the amount of $43,537. As of December 31, 2016, the total amount of expense reimbursements subject to recapture is $43,537 by December 31, 2019.

Distributor – The Board has adopted the Trust’s Master Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated at an annual rate of 1.00% of the average daily net assets for Class 1 shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolio’s shareholder accounts not otherwise required to be provided by the Adviser. For the year ended December 31, 2016, the Portfolio incurred distribution fees of $5,501 for Class 1 Shares.

The Distributor acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s shares. For the year ended December 31, 2016, there were no underwriting commissions paid for sales of Class 1 shares.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolio.

FORMULAFOLIOS US EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2016 was as follows:

Fiscal Year Ended
December 31, 2016
Ordinary Income	$1,640
Long-Term Capital Gain	—
Return of Capital	—
$1,640

There were no distributions for the period ended December 31, 2015.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$25,508	$—	$—	$—	$—	$8,620	$34,128

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, and adjustments for real estate investment trusts, resulted in reclassification for the year ended December 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$2,648	$(2,648)

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, Security Benefit Life/Variable Annuity held 99.9% ownership of the voting securities of the Portfolio.

7.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FormulaFolios US Equity Portfolio and
Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FormulaFolios US Equity Portfolio (the “Fund”), a series of Northern Lights Fund Trust II, as of December 31, 2016, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FormulaFolios US Equity Portfolio as of December 31, 2016, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 15, 2017

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

FORMULAFOLIOS US EQUITY PORTFOLIO
EXPENSE EXAMPLES (Unaudited)
December 31, 2016

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 13, 2016 through December 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Hypothetical
			Actual		(5% return before expenses)
Portfolio’s
	Annualized	Beginning	Ending	Expenses	Ending	Expenses
	Expense	Account Value	Account Value	Paid During	Account Value	Paid During
	Ratio	7/13/16	12/31/16	Period*	12/31/16	Period**

Class 1	2.25%	$1,000.00	$1,031.40	$10.74	$1,013.83	$11.39

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (172) divided by the number of days in the fiscal year (366).

**	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

FORMULAFOLIOS US EQUITY PORTFOLIO
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Special meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on August 19, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement between the Trust, on behalf of the FormulaFolio US Equity Portfolio (the “FormulaFolio Portfolio”) and FormulaFolio Investments, LLC. (“FormulaFolio”) (the “FormulaFolio Advisory Agreement”).

Based on their evaluation of the information provided by FormulaFolio, in conjunction with the FormulaFolio Portfolio’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the FormulaFolio Advisory Agreement with respect to FormulaFolio Portfolio.

In advance of the Meeting, the Board requested and received materials to assist them in considering the FormulaFolio Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the FormulaFolio Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the FormulaFolio Advisory Agreement and comparative information relating to the advisory fee and other expenses of the FormulaFolio Portfolio. The materials also included due diligence materials relating to FormulaFolio (including due diligence questionnaires completed by FormulaFolio, select financial information of FormulaFolio, bibliographic information regarding FormulaFolio’s key management and investment advisory personnel, and comparative fee information relating to the FormulaFolio Portfolio) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the FormulaFolio Advisory Agreement with respect to the FormulaFolio Portfolio. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the FormulaFolio Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the FormulaFolio Advisory Agreement. In considering the renewal of the FormulaFolio Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board noted that FormulaFolio had previously provided the Board with materials related to the FormulaFolio Advisory Agreement, including information on the firm’s related investment performance with its existing clients. During the discussions with FormulaFolio, the Board reviewed materials provided by FormulaFolio relating to the FormulaFolio Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for the FormulaFolio Portfolio including the team of individuals that primarily monitor and execute the investment process and provide oversight of the FormulaFolio Portfolio. The Board then discussed the extent of FormulaFolio’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered FormulaFolio’s specific responsibilities in all aspects of the day-to-day management of the FormulaFolio Portfolio. Additionally, the Board received satisfactory responses from the representative of FormulaFolio with respect

FORMULAFOLIOS US EQUITY PORTFOLIO
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

to a series of important questions, including: whether FormulaFolio is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the FormulaFolio Portfolio; and whether FormulaFolio has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by FormulaFolio of its practices for monitoring compliance with the FormulaFolio Portfolio’s investment limitations, noting that FormulaFolio’s CCO will periodically review the portfolio managers’ performance of their duties with respect to the FormulaFolio Portfolio to ensure compliance under FormulaFolio’s compliance program. The Board then reviewed the capitalization of FormulaFolio based on financial information and other materials provided and discussed with FormulaFolio and concluded that FormulaFolio was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to the FormulaFolio Portfolio. The Board concluded that FormulaFolio had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the FormulaFolio Advisory Agreement with respect to the FormulaFolio Portfolio and that the nature, overall quality and extent of the management services to be provided by FormulaFolio were satisfactory and reliable.

Performance. The Board considered FFI’s past performance as well as other factors relating to FormulaFolio’s track record. The Board reviewed the performance of FormulaFolio’s composite track record for the proposed strategy, noting that performance was acceptable. The Board concluded that FFI was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided by FormulaFolio, the Board reviewed and discussed the proposed advisory fee and overall expense ratio to its respective Morningstar category and a peer group of funds constructed by FormulaFolio with similar investment objectives and strategies. The Board reviewed the proposed contractual arrangements for the FormulaFolio Portfolio, which stated that FormulaFolio had agreed to waive or limit its advisory fee and/or reimburse expenses in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.25% of the FormulaFolio Portfolio’s Class 1 shares and found such arrangements to be beneficial to shareholders. The Board concluded that the advisory fee and expense caps for the FormulaFolio Portfolio were reasonable. It was the consensus of the Board that, based on FormulaFolio’s experience and expertise, and the services to be provided by FormulaFolio to the FormulaFolio Portfolio, the advisory fees to be charged by FormulaFolio were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to FormulaFolio with respect to the FormulaFolio Portfolio based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by FormulaFolio. With respect to FormulaFolio, the Board concluded that based on the services provided and the projected growth of the FormulaFolio Portfolio, the fees were reasonable and that anticipated profits from FormulaFolio’s relationship with the respective Funds were not excessive.

Economies of Scale. As to the extent to which the FormulaFolio Portfolio will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed FormulaFolio’s expectations for growth of the FormulaFolio Portfolio. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the FormulaFolio Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from FormulaFolio as the Trustees believed to be reasonably necessary to evaluate the terms of the FormulaFolio Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the

FORMULAFOLIOS US EQUITY PORTFOLIO
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Independent Trustees, determined that, with respect to the FormulaFolio Advisory Agreement, (a) the terms of the FormulaFolio Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the FormulaFolio Advisory Agreement is in the best interests of the FormulaFolio Portfolio and its shareholders. In considering the approval of the FormulaFolio Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the FormulaFolio Advisory Agreement was in the best interest of the FormulaFolio Portfolio and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the FormulaFolio Advisory Agreement.

FORMULAFOLIOS US EQUITY PORTFOLIO
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm).	2	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	2	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	2	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	2	Orizon Investment Counsel (financial services company) Board Member

FORMULAFOLIOS US EQUITY PORTFOLIO
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	2	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash**** 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of December 31, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the FormulaFolio U.S. Equity Fund managed by the same investment adviser. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

****	Mr. Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-907-3233 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3233.

INVESTMENT ADVISOR
FormulaFolio Investments LLC
89 Ionia SW, Suite 600
Grand Rapids, MI 49503

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 – $12,500

2015 – $7,000

(b)	Audit-Related Fees

2016 – None

2015 – None

(c)	Tax Fees

2016 – $2,500

2015 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 – $2,500

2015 – $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/21/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/21/17

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 2/21/17